Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data
STATEMENT OF INCOME

CONSOLIDATED

	Millions of Dollars, Except as Indicated
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Operating revenues—related parties	296	256	262		814	249	244	256	263	1,012
Operating revenues—third parties	6	7	8		21	7	10	9	7	33
Equity in earnings of affiliates	119	137	139		395	98	100	118	123	439
Other income	2	1	2		5	1	—	1	—	2
Total revenues and other income	423	401	411		1,235	355	354	384	393	1,486

Costs and Expenses
Operating and maintenance expenses	139	85	91		315	97	85	84	88	354
Depreciation	29	29	30		88	28	29	30	30	117
General and administrative expenses	18	17	16		51	16	16	16	16	64
Taxes other than income taxes	11	9	10		30	10	9	8	8	35
Interest and debt expense	27	27	26		80	30	29	28	28	115
Other expenses	—	—	—		—	—	—	1	—	1
Total costs and expenses	224	167	173		564	181	168	167	170	686
Income before income taxes	199	234	238		671	174	186	217	223	800
Income tax expense	1	1	1		3	2	—	—	2	4
Net income	198	233	237		668	172	186	217	221	796
Less: Preferred unitholders’ interest in net income	10	9	9		28	9	10	9	9	37
Less: General partner’s interest in net income	69	71	—		140	53	55	64	68	240
Limited partners’ interest in net income	119	153	228		500	110	121	144	144	519

Adjusted EBITDA*	281	319	323		923	247	276	305	309	1,137

Distributable Cash Flow*	226	254	255		735	194	204	218	238	854

Net Income Per Limited Partner Unit (dollars)
Common units—basic	0.96	1.23	1.18		3.39	0.91	0.99	1.17	1.16	4.22
Common units—diluted	0.92	1.15	1.15		3.25	0.87	0.94	1.10	1.09	4.00

Weighted-Average Limited Partner Units Outstanding (thousands)
Common units—basic	124,258	124,824	192,274		147,368	121,610	122,189	123,270	123,975	122,769
Common units—diluted	138,078	138,644	206,093		161,187	135,429	136,008	137,090	137,795	136,588
* See note on the use of non-GAAP measures below.

Exhibit 99.2

SELECTED OPERATING DATA

CONSOLIDATED

	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Wholly Owned Operating Data
Pipelines
Pipeline revenues (millions of dollars)	109	117	121		347	102	111	123	118	454
Pipeline volumes(1) (thousands of barrels daily)
Crude oil	959	1,000	998		986	947	1,020	1,047	1,049	1,016
Refined petroleum products and NGL	768	995	990		918	798	920	959	1,035	929
Total	1,727	1,995	1,988		1,904	1,745	1,940	2,006	2,084	1,945

Average pipeline revenue per barrel (dollars)	0.70	0.64	0.66		0.67	0.65	0.63	0.66	0.61	0.64

Terminals
Terminal revenues (millions of dollars)	40	39	41		120	39	38	37	43	157
Terminal throughput (thousands of barrels daily)
Crude oil(2)	471	456	493		473	483	471	436	460	462
Refined petroleum products	736	809	819		788	719	806	754	839	780
Total	1,207	1,265	1,312		1,261	1,202	1,277	1,190	1,299	1,242

Average terminaling revenue per barrel (dollars)	0.36	0.33	0.33		0.34	0.36	0.33	0.33	0.35	0.34

Storage, processing and other revenues (millions of dollars)	153	107	108		368	115	105	105	109	434
Total operating revenues (millions of dollars)	302	263	270		835	256	254	265	270	1,045

Joint Venture Operating Data(3)
Crude oil, refined petroleum products and NGL (thousands of barrels daily)	687	772	786		749	603	638	668	699	652
(1) Represents the sum of volumes transported through each separately tariffed pipeline segment.
(2) Bayway and Ferndale rail rack volumes included in crude oil terminals.
(3) Proportional share of total pipeline and terminal volumes of joint ventures consistent with recognized equity in earnings of affiliates.

Exhibit 99.2

CAPITAL EXPENDITURES AND INVESTMENTS

	Millions of Dollars
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Capital Expenditures and Investments
Expansion	195	102	136		433	57	169	173	311	710
Maintenance	15	12	25		52	12	10	24	20	66
Adjusted capital spending*	210	114	161		485	69	179	197	331	776
Capital expenditures and investments funded by Gray Oak joint venture partners	422	—	—		422	—	—	—	—	—
Capital expenditures and investments	632	114	161		907	69	179	197	331	776
* See note on the use of non-GAAP measures below.

CASH DISTRIBUTIONS

	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Distribution Per Common Unit (Dollars)	0.845	0.855	0.865		2.565	0.714	0.752	0.792	0.835	3.093

Cash Distributions* ($ Millions)
Common units—public	47	49	50		146	38	40	44	46	168
Common units—Phillips 66	58	58	147		263	50	51	55	58	214
General partner—Phillips 66	69	70	—		139	51	57	61	67	236
Total	174	177	197		548	139	148	160	171	618

Coverage Ratio†**	1.30	1.44	1.29		1.34	1.40	1.38	1.36	1.39	1.38
* Cash distributions declared attributable to the indicated periods.
** See note on the use of non-GAAP measures below.
† Calculated as distributable cash flow divided by total cash distributions. Used to indicate the Partnership’s ability to pay cash distributions from current earnings.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION

CONSOLIDATED

	Millions of Dollars
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income
Net income	198	233	237		668	172	186	217	221	796
Plus:
Depreciation	29	29	30		88	28	29	30	30	117
Net interest expense	27	26	25		78	29	29	28	28	114
Income tax expense	1	1	1		3	2	—	—	2	4
EBITDA**	255	289	293		837	231	244	275	281	1,031
Proportional share of equity affiliates’ net interest, taxes and depreciation and amortization	26	29	30		85	15	28	30	28	101
Expenses indemnified or prefunded by Phillips 66	—	1	—		1	—	1	—	—	1
Transaction costs associated with acquisitions	—	—	—		—	1	3	—	—	4
Adjusted EBITDA**	281	319	323		923	247	276	305	309	1,137
Plus:
Deferred revenue impacts*†	—	(4)	—		(4)	5	(5)	(5)	(1)	(6)
Less:
Equity affiliate distributions less than proportional EBITDA	9	13	9		31	10	18	22	14	64
Maintenance capital expenditures†	9	12	25		46	10	10	23	19	62
Net interest expense	27	26	25		78	29	29	28	28	114
Preferred unit distributions	10	9	9		28	9	10	9	9	37
Income taxes paid	—	1	—		1	—	—	—	—	—
Distributable cash flow **	226	254	255		735	194	204	218	238	854
* Difference between cash receipts and revenue recognition.
** See note on the use of non-GAAP measures below.
† Excludes Merey Sweeny capital reimbursements and turnaround impacts.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION (continued)

CONSOLIDATED

	Millions of Dollars
	2019					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Cash Provided by Operating Activities
Net cash provided by operating activities	205	276	276		757	171	226	255	240	892
Plus:
Net interest expense	27	26	25		78	29	29	28	28	114
Income tax expense	1	1	1		3	2	—	—	2	4
Changes in working capital	34	(11)	(9)		14	(17)	(10)	(7)	14	(20)
Undistributed equity earnings	(2)	(1)	(4)		(7)	8	(1)	(2)	—	5
Deferred revenues and other liabilities	(9)	1	2		(6)	38	5	1	(2)	42
Other	(1)	(3)	2		(2)	—	(5)	—	(1)	(6)
EBITDA**	255	289	293		837	231	244	275	281	1,031
Proportional share of equity affiliates’ net interest, taxes and depreciation and amortization	26	29	30		85	15	28	30	28	101
Expenses indemnified or prefunded by Phillips 66	—	1	—		1	—	1	—	—	1
Transaction costs associated with acquisitions	—	—	—		—	1	3	—	—	4
Adjusted EBITDA**	281	319	323		923	247	276	305	309	1,137
Plus:
Deferred revenue impacts*†	—	(4)	—		(4)	5	(5)	(5)	(1)	(6)
Less:
Equity affiliate distributions less than proportional EBITDA	9	13	9		31	10	18	22	14	64
Maintenance capital expenditures†	9	12	25		46	10	10	23	19	62
Net interest expense	27	26	25		78	29	29	28	28	114
Preferred unit distributions	10	9	9		28	9	10	9	9	37
Income taxes paid	—	1	—		1	—	—	—	—	—
Distributable cash flow**	226	254	255		735	194	204	218	238	854
* Difference between cash receipts and revenue recognition.
** See note on the use of non-GAAP measures below.
† Excludes Merey Sweeny capital reimbursements and turnaround impacts.
Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms “EBITDA,” “adjusted EBITDA,” “distributable cash flow,” “coverage ratio,” and “adjusted capital spending.” These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance of the Partnership with other companies in our industry. EBITDA and distributable cash flow help facilitate an assessment of our ability to generate sufficient cash flow to make distributions to our partners. We believe that the presentation of EBITDA, adjusted EBITDA and distributable cash flow provides useful information to investors in assessing our financial condition and results of operations. Our coverage ratio is calculated as distributable cash flow divided by total cash distributions and is included to help indicate the Partnership’s ability to pay cash distributions from current earnings. Additionally, adjusted capital spending is a non-GAAP financial measure that demonstrates Phillips 66 Partners' net share of capital spending. The GAAP performance measure most directly comparable to EBITDA and adjusted EBITDA is net income. The GAAP liquidity measure most comparable to EBITDA and distributable cash flow is net cash provided by operating activities. The GAAP financial measure most comparable to our coverage ratio is calculated as net cash provided by operating activities divided by total cash distributions. The GAAP financial measure most comparable to adjusted capital spending is capital expenditures and investments. These non-GAAP financial measures should not be considered as alternatives to GAAP net income or net cash provided by operating activities. They have important limitations as analytical tools because they exclude some but not all items that affect net income and net cash provided by operating activities. They should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP. Additionally, because EBITDA, adjusted EBITDA, distributable cash flow, coverage ratio and adjusted capital spending may be defined differently by other companies in our industry, our definition of EBITDA, adjusted EBITDA, distributable cash flow, coverage ratio and adjusted capital spending may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
Reconciliations of current quarter EBITDA, adjusted EBITDA and distributable cash flow to net income and net cash provided by operating activities, as well as adjusted capital spending to capital expenditures and investments are included in this earnings release supplemental data. Additionally, the disaggregation of adjusted capital spending between expansion and maintenance is not a distinction recognized under GAAP. We provide such disaggregation because our partnership agreement requires that we treat expansion and maintenance capital differently for certain surplus determinations. Further, we generally fund expansion capital spending with both operating and financing cash flows and fund maintenance capital spending with operating cash flows. We believe this is an important distinction in our liquidity profile.